Exhibit 10.1

WAIVER

This WAIVER (this “Waiver”) is entered into as of May 4, 2007, by and among BUCA, Inc., a Minnesota corporation, and certain of its subsidiaries (each individually a “Borrower”, and individually and collectively, jointly and severally, the “Borrowers”), the lenders identified on the signature pages hereof (such lenders, together with their respective successors and permitted assigns, are referred to hereafter each individually as a “Lender” and collectively as the “Lenders”), and Wells Fargo Foothill, Inc., a California corporation, as the arranger and administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, “Agent”; and together with each of the Lenders the “Lender Group”), with reference to the following:

WHEREAS, Borrowers and the Lender Group have entered into that certain Credit Agreement, dated as of November 15, 2004 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have made certain loans and financial accommodations available to Borrowers;

WHEREAS, Borrowers have requested that the Lender Group waive the Event of Default that has occurred as a result of Borrowers failure to meet the minimum EBITDA requirement set forth in Section 6.16(a)(i) of the Credit Agreement for the twelve month period ending on April 1, 2007 (the “Designated Event of Default”); and

WHEREAS, subject to the terms and conditions set forth herein, the Lender Group is willing to grant the waiver requested by the Borrowers.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement, as modified hereby.

2. Waiver. Agent and the Lenders hereby waive the Designated Event of Default. The foregoing waiver shall be effective only for the specific default comprising the Designated Event of Default, and in no event shall this waiver be deemed to be a waiver of enforcement of any of Agent’s or Lenders’ rights with respect to any other Defaults or Events of Default now existing or hereafter arising. Nothing contained in this Amendment nor any communications between any Borrower or any Guarantor and Agent or any Lender shall be a waiver of any rights or remedies that Agent or any Lender has or may have against any Borrower or any Guarantor, except as specifically provided herein. Except as specifically provided herein, Agent and each Lender hereby reserves and preserves all of its rights and remedies against each Borrower and each Guarantor under the Credit Agreement and the other Loan Documents.

3. Conditions Precedent to Waiver. The satisfaction of each of the following shall constitute conditions precedent to the effectiveness of this Waiver and each and every provision hereof:

(a) Agent shall have received this Waiver, duly executed by the parties hereto, and the same shall be in full force and effect.

(b) Agent shall have received a fee of $25,000, which fee shall be fully earned on the date hereof, shall be due and payable in full in cash on the date hereof, and shall be non-refundable when paid.

(c) Agent shall have received a reaffirmation and consent substantially in the form attached hereto as Exhibit A, duly executed and delivered by each Guarantor.

(d) The representations and warranties herein and in the Credit Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date).

(e) No Default or Event of Default shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transactions contemplated herein.

(f) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any Governmental Authority against Borrowers, Parent, any member of the Lender Group.

4. Representations and Warranties. Each Borrower represents and warrants to the Lender Group that (a) the execution, delivery, and performance of this Waiver and of the Credit Agreement, as modified hereby, (i) are within its powers, (ii) have been duly authorized by all necessary action, and (iii) are not in contravention of any law, rule, or regulation applicable to it, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or Governmental Authority, or of the terms of its Governing Documents, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected; (b) this Waiver and the Credit Agreement are legal, valid and binding obligations of such Borrower, enforceable against such Borrower in accordance with their respective terms; and (c) after giving effect to this Waiver, no Default or Event of Default has occurred and is continuing on the date hereof or as of the date upon which the conditions precedent set forth herein are satisfied.

5. Choice of Law. The validity of this Waiver, its construction, interpretation and enforcement, the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the laws of the State of New York.

6. Counterpart Execution. This Waiver may be executed in any number of counterparts, all of which when taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Waiver by signing any such counterpart. Delivery of an executed counterpart of this Waiver by telefacsimile or electronic mail shall be equally as effective as delivery of an original executed counterpart of this Waiver. Any party delivering an executed counterpart of this Waiver by telefacsimile or electronic mail also shall deliver an original executed counterpart of this Waiver, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Waiver.

2

7. Effect on Loan Documents.

(a) The Credit Agreement, as modified hereby, and each of the other Loan Documents shall be and remain in full force and effect in accordance with their respective terms and hereby are ratified and confirmed in all respects. The execution, delivery, and performance of this Waiver shall not operate, except as expressly set forth herein, as a modification or waiver of any right, power, or remedy of Agent or any Lender under the Credit Agreement or any other Loan Document. Any waivers and modifications herein are limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, shall not excuse future non-compliance with the Loan Documents, and shall not operate as a waiver to any further or other matter under the Loan Documents.

(b) Upon and after the effectiveness of this Waiver, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “therein”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby.

(c) To the extent that any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Credit Agreement, after giving effect to this Waiver, such terms and conditions are hereby deemed modified accordingly to reflect the terms and conditions of the Credit Agreement as modified hereby.

(d) This Waiver is a Loan Document.

8. Entire Agreement. This Waiver embodies the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersedes any and all prior or contemporaneous agreements or understandings with respect to the subject matter hereof, whether express or implied, oral or written.

[signature pages follow]

3

IN WITNESS WHEREOF, the parties have entered into this Waiver as of the date first above written.

BUCA, INC., a Minnesota corporation
By:	/s/ Richard G. Erstad

Name:	Richard G. Erstad

Title:	General Counsel

BUCA RESTAURANTS, INC., a Minnesota corporation

By:	/s/ Richard G. Erstad

Name:	Richard G. Erstad

Title:	Secretary

BUCA TEXAS RESTAURANTS, L.P., a Texas limited partnership

By: Buca Restaurants, Inc., its general partner

By:	/s/ Richard G. Erstad

Name:	Richard G. Erstad

Title:	Secretary

BUCA (KANSAS), INC., a Kansas corporation

By:	/s/ Richard G. Erstad

Name:	Richard G. Erstad

Title:	Secretary

BUCA RESTAURANTS 2, INC., a Minnesota corporation

By:	/s/ Richard G. Erstad

Name:	Richard G. Erstad

Title:	Secretary

BUCA (MINNEAPOLIS), INC., a Minnesota corporation

By:	/s/ Richard G. Erstad

Name:	Richard G. Erstad

Title:	Secretary

WELLS FARGO FOOTHILL, INC., a California corporation, as Agent and a Lender

By:	/s/ Dena Seki

Name:	Dena Seki

Title:	Vice President